                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002

                             MYLAN LABORATORIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   1-9114                25-1211621
----------------------------        --------------        -------------------
(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)

                              1030 Century Building
                               130 Seventh Street
                              Pittsburgh, PA 15222
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (412) 232-0100

Item 5.     Other Events.

     The Annual Meeting of Shareholders of Mylan Laboratories Inc. will be held on Friday, July 26, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MYLAN LABORATORIES INC.

                               By:     /s/ Patricia A. Sunseri
                                    ------------------------------------
                                     Patricia A. Sunseri
                                     Senior Vice President of Investor
                                     and Public Relations

Dated:  May 29, 2002